Exhibit 10.57

Amendment to Purchasing Agreement
Agreement No. 4037
Vendor: Cardiovascular Systems, Inc
Agreement Date: August 1, 2014
Amendment Date: December 1, 2017

Effective as of the Amendment Date above, HealthTrust Purchasing Group, L.P., a Delaware Limited Partnership having its principal place of business at, 1100 Charlotte Avenue, Suite 1100, Nashville, TN 37203, (hereinafter referred to as "HPG"), and Cardiovascular Systems Inc. (hereinafter referred to as “Vendor”), having its principal place of business at, 651 Campus Drive, Saint Paul, Minnesota 55112-3495, hereby agree to amend their Purchasing Agreement dated, August 1, 2014, for ATHERECTOMY – MECHANICAL (the “Agreement”), as follows:

1.Definitions. The capitalized terms in this Amendment shall have the meaning designated in the Agreement unless otherwise expressly provided herein.

2.Term. The term of the Agreement shall be extended, with the Expiration Date listed in Exhibit B being amended to be, January 31, 2018.

3.Except as expressly amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

Signatures Follow on Next Page

Exhibit 10.57

IN WITNESS WHEREOF, the parties hereby indicate their agreement to the terms of this Amendment by the signatures of their authorized representatives.

HealthTrust Purchasing Group, L.P.,        VENDOR: Cardiovascular Systems, Inc.
a Delaware limited partnership by
HPG Enterprises, LLC, a Delaware,
limited liability company, its general partner

HealthTrust Signee: /s/ Anne Preston        Vendor Signee: /s/ Kevin Burke

HealthTrust Signee Name: Anne Preston        Vendor Signee Name: Kevin Burke

HealthTrust Signee Title: AVP        Vendor Signee Title: VP, Market Development

HealthTrust Signature Date: 4/7/2017        Vendor Signature Date: 4/7/2017